Segment Information: Schedule of Revenues segregated between domestic and export sales (Tables)	12 Months Ended
Dec. 31, 2011
Schedule of Revenues segregated between domestic and export sales:
Schedule of Revenues segregated between domestic and export sales
	2011	2010	2009
Domestic:
Russia	5,699,912	4,787,251	2,714,246
Other	1,472,374	770,610	478,553
Total	7,172,286	5,557,861	3,192,799

Export	5,373,999	4,188,175	2,561,347
Total revenue, net	12,546,285	9,746,036	5,754,146